Exhibit 99.2 FY2020 Q4 & Full Year Results November 13, 2020Exhibit 99.2 FY2020 Q4 & Full Year Results November 13, 2020

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should”, “can” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings, sales, product demand, revenue, operating margin, other guidance and the impact of COVID-19 on our business and prospects, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of future goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and revenues. In the past, the Company has identified a material weakness in our internal control over financial reporting, which has been remediated, but the Company can make no assurances that a material weakness will not be identified in the future, which if identified and not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements. Meridian also is subject to risks and uncertainties related to disruptions to or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in our filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on our forward-looking statements.Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should”, “can” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings, sales, product demand, revenue, operating margin, other guidance and the impact of COVID-19 on our business and prospects, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of future goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and revenues. In the past, the Company has identified a material weakness in our internal control over financial reporting, which has been remediated, but the Company can make no assurances that a material weakness will not be identified in the future, which if identified and not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements. Meridian also is subject to risks and uncertainties related to disruptions to or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in our filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on our forward-looking statements.

Non-GAAP Financial Measures Certain financial measures presented in this presentation, such as operating expenses, operating income, operating margin, net earnings and earnings per diluted share, each on an adjusted basis, excluding as applicable the effects of acquisition-related costs, changes in fair value of contingent consideration obligation, restructuring costs and selected legal costs, are not recognized under generally accepted accounting principles in the United States of America, or U.S. GAAP. Management believes this non-GAAP financial information is useful to an investor in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with U.S. GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our U.S. GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported U.S. GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated November 13, 2020.Non-GAAP Financial Measures Certain financial measures presented in this presentation, such as operating expenses, operating income, operating margin, net earnings and earnings per diluted share, each on an adjusted basis, excluding as applicable the effects of acquisition-related costs, changes in fair value of contingent consideration obligation, restructuring costs and selected legal costs, are not recognized under generally accepted accounting principles in the United States of America, or U.S. GAAP. Management believes this non-GAAP financial information is useful to an investor in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with U.S. GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our U.S. GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported U.S. GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated November 13, 2020.

FY2020 Business Highlights • Raised guidance twice & exceeded on all metrics • Life Science rapid growth & Diagnostics moderately down due to pandemic • Closed acquisition of Exalenz & advanced integration • Launched Curian & HpSA assay, plus 50+ new Life Science products Diagnostics Life ScienceFY2020 Business Highlights • Raised guidance twice & exceeded on all metrics • Life Science rapid growth & Diagnostics moderately down due to pandemic • Closed acquisition of Exalenz & advanced integration • Launched Curian & HpSA assay, plus 50+ new Life Science products Diagnostics Life Science

FY2020 Full Year Earnings Summary
($000's except Per Share Amounts)

Adjusted (Non-GAAP)	FY2020	FY2019	Change
Revenue	$253,667	$201,014	+26%
Gross Margin %	*62%*	*59%*	*+3 pts*
Operating expenses[(1)] *Ratio*	$94,560 *37%*	$79,799 *40%*	+18% *-3 pts*
Operating income *Margin %*	$61,688 *24%*	$38,929 *19%*	+58% *+5 pts*
Net earnings EPS	$46,301 $1.07	$29,142 $0.68	+59% +57%

GAAP	FY2020	FY2019	Change
Operating expenses	$94,924	$86,029	+10%
Operating income Margin %	$61,324 24%	$32,699 16%	+88% +8 pts
Net earnings EPS	$46,186 $1.07	$24,382 $0.57	+89% +88%

(1) Includes Corporate Segment expenses of $9.4M in 2020 and $7.7M in 2019.

Highlights

- Record revenues and earnings
  - Life Science revenues doubled driven by reagents for COVID-19 assays.
  - Diagnostics adversely affected by COVID-19 pandemic but showed meaningful rebound from Q3 to Q4.
- Gross margin reflects strength of Life Science scale for worldwide demand.
- Increased operating expenses stems from $7M increase in Diagnostics R&D, $7M increase in incentive compensation, and $3M increase in purchase accounting amortization.

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FY2020 Full Year
Operating Segment Highlights ($000's)

Diagnostics (Adjusted Non-GAAP)	FY2020	FY2019	Change
Revenue	$121,132	$136,682	-11%
Operating income *Margin %*	$1,969 *2%*	$28,836 *21%*	-93% *-19 pts*
Diagnostics revenue by:			
Technology:			
Molecular assays	$21,907	$26,283	-17%
Non-molecular assays	99,225	110,399	-10%
Disease State:			
GI (Gastrointestinal)	$55,040	$68,982	-20%
RI (Respiratory Illnesses)	26,694	26,622	- %
Blood Chemistry (Lead)	17,534	18,639	-6%
Other	21,864	22,439	-3%

Product / Customer Highlights:

- All product categories were adversely affected by lower test volumes because of the Pandemic.
- H1 overall revenues were down 1%; H2 down 23% with Q4 up nearly 40% to Q3.

Life Science (Adjusted Non-GAAP)	FY2020	FY2019	Change
Revenue	$132,535	$64,332	+106%
Operating income *Margin %*	$69,026 *52%*	$17,769 *28%*	+288% *+24 pts*
Life Science revenue by:			
Technology:			
Molecular reagents	$78,431	$23,261	+237%
Immunological reagents	54,104	41,071	+32%
Region:			
Americas	$37,391	$19,441	+92%
EMEA	58,125	28,850	+101%
ROW	37,019	16,041	+131%
China (included in ROW)	19,045	8,374	+127%

Product / Customer Highlights:

- COVID-19 related reagent sales contributed $71.5M.
- Core reagent business (non-COVID-19) was 95% to last year.

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FY2020 Full Year COVID-19 Product Contribution ($000’s) Life Science Q1 Q2 Q3 Q4 FY2020 COVID-19 reagents revenue $ - $5,600 $47,800 $18,100 $71,500 % of Total Life Science Revenue NA 25% 76% 53% 54% Life Science COVID-19 revenue by: Technology: Molecular reagents $ - $5,600 $32,000 $14,600 $52,200 Immunological reagents - - 15,800 3,500 19,300 Region: Americas $ - $ - $17,800 $3,300 $21,100 EMEA - 2,400 18,900 9,600 30,900 ROW - 3,200 11,100 5,200 19,500 China (included in ROW) - 2,800 7,800 250 10,850FY2020 Full Year COVID-19 Product Contribution ($000’s) Life Science Q1 Q2 Q3 Q4 FY2020 COVID-19 reagents revenue $ - $5,600 $47,800 $18,100 $71,500 % of Total Life Science Revenue NA 25% 76% 53% 54% Life Science COVID-19 revenue by: Technology: Molecular reagents $ - $5,600 $32,000 $14,600 $52,200 Immunological reagents - - 15,800 3,500 19,300 Region: Americas $ - $ - $17,800 $3,300 $21,100 EMEA - 2,400 18,900 9,600 30,900 ROW - 3,200 11,100 5,200 19,500 China (included in ROW) - 2,800 7,800 250 10,850

Q4 FY2020 Business Highlights • Demand for Life Science COVID-19 reagents remains strong • Diagnostics sees strong rebound over Q3 • Diagnostics clinical trials re-start, but still not to expectations ® • Locked design of Revogene COVID-19 assay and preparing EUA submission for the FDA Diagnostics Life ScienceQ4 FY2020 Business Highlights • Demand for Life Science COVID-19 reagents remains strong • Diagnostics sees strong rebound over Q3 • Diagnostics clinical trials re-start, but still not to expectations ® • Locked design of Revogene COVID-19 assay and preparing EUA submission for the FDA Diagnostics Life Science

FY2020 Fourth Quarter Earnings Summary
($000's except Per Share Amounts)

Adjusted (Non-GAAP)	FY2020	FY2019	Change
Revenue	$64,153	$50,846	+26%
Gross Margin %	*60%*	*57%*	*+3 pts*
Operating expenses[1] *Ratio*	$26,302 *41%*	$21,619 *43%*	+22% *-2 pts*
Operating income *Margin %*	$12,029 *19%*	$7,563 *15%*	+59% *+4 pts*
Net earnings EPS	$8,289 $0.19	$5,399 $0.13	+54% +46%

GAAP	FY2020	FY2019	Change
Operating expenses[2]	$28,857	$23,333	+24%
Operating income Margin %	$9,474 15%	$5,849 12%	+62% +3 pts
Net earnings EPS	$6,493 $0.15	$4,103 $0.10	+58% +50%

(1) Includes Corporate Segment expenses of $2.7M in 2020 and $1.6M in 2019.
(2) 2020 includes higher level of legal spend and an increase in the fair value of the GenePOC earnout obligation.

Highlights

- Revenues reflect solid COVID-19 contribution from Life Science and progress towards recovery of Diagnostics business.
  - Life Science growth nearly 100%
  - Diagnostics down 11% to same quarter last year, but up 38% to Q3
- Gross margin increase reflects strength of Life Science scale for worldwide demand.
- Increased operating expenses stems from $2M increase in Diagnostics R&D; $0.5M increase in purchase accounting and $1.4M increase in incentive bonus.

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FY2020 Fourth Quarter Operating Segment Highlights ($000's)

Diagnostics (Adjusted Non-GAAP)	FY2020	FY2019	Change
Revenue	$29,801	$33,399	-11%
Operating income *Margin %*	($2,515) *NMF*	$3,955 *12%*	NMF *NMF*
Diagnostics revenue by:			
Technology:			
Molecular assays	$4,648	$6,074	-23%
Non-molecular assays	25,153	27,325	-8%
Disease State:			
GI (Gastrointestinal)	$15,396	$16,958	-9%
RI (Respiratory Illnesses)	3,030	5,380	-44%
Blood Chemistry (Lead)	5,026	5,275	-5%
Other	6,349	5,786	+10%

Product / Customer Highlights:
- Molecular assay revenues improved nearly 50% over Q3.
- Respiratory impacted by lower volumes for influenza and GAS tests.
- Blood-chemistry revenues improved nearly 50% over Q3.
- Other included a higher contribution of royalties and modest growth in GBS and CMV tests.

Life Science (Adjusted Non-GAAP)	FY2020	FY2019	Change
Revenue	$34,352	$17,447	+97%
Operating income *Margin %*	$17,239 *50%*	$5,170 *30%*	+233% *+20 pts*
Life Science revenue by:			
Technology:			
Molecular reagents	$22,703	$5,764	+294%
Immunological reagents	11,649	11,683	- %
Region:			
Americas	$6,795	$5,092	+33%
EMEA	17,115	7,241	+136%
ROW	10,442	5,114	+104%
China (included in ROW)	2,478	3,266	-24%

Product / Customer Highlights:
- COVID-19 related reagent sales contributed $18M.
- Shipments to industrial customers represented over 80% of revenues.

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FY2021 Fiscal Year Guidance Meridian Bioscience Consolidated net revenues: $290 to $310 million Adjusted operating margin: 23.5% to 24.5% Tax Rate: 23% to 24% Adjusted earnings per share*: $1.14 to $1.28 Diagnostics Life Science Net revenues: $140 to $150 million Net revenues: $150 to $160 million * Assumes 44.3M diluted share countFY2021 Fiscal Year Guidance Meridian Bioscience Consolidated net revenues: $290 to $310 million Adjusted operating margin: 23.5% to 24.5% Tax Rate: 23% to 24% Adjusted earnings per share*: $1.14 to $1.28 Diagnostics Life Science Net revenues: $140 to $150 million Net revenues: $150 to $160 million * Assumes 44.3M diluted share count

Meridian Growth Trends ($ in millions) Net Revenue Cash from Operations $300 $254 $214 $155 Life Science $201 $133 $63 $64 $48 $36 $35 $150 Diagnostics $145 $137 $121 (1) (2) (3) FY18 FY19 FY20 FY21E FY18 FY19 FY20 FY21E (1) Total does not sum due to rounding (2) Reflects the mid-point of the guidance range for illustrative purposes (3) Illustrative, not to scaleMeridian Growth Trends ($ in millions) Net Revenue Cash from Operations $300 $254 $214 $155 Life Science $201 $133 $63 $64 $48 $36 $35 $150 Diagnostics $145 $137 $121 (1) (2) (3) FY18 FY19 FY20 FY21E FY18 FY19 FY20 FY21E (1) Total does not sum due to rounding (2) Reflects the mid-point of the guidance range for illustrative purposes (3) Illustrative, not to scale

COVID-19 Shots on Goal DIAGNOSTICS LIFE SCIENCE For Tests to check for For Tests to check for SARS-CoV-2 Virus SARS-CoV-2 Antibodies Spike proteins Nucleocapsid ® Revogene SARS-CoV-2 Rapid Ag Immunoassay Reagent Master Mixes SARS-CoV-2 Antibody Pairs Recombinant Antigens (Working Towards EUA) (CE Marked – Working Towards EUA) 75+ approved assays 10+ approved assays 10+ approved assays Molecular Immunological Molecular ImmunologicalCOVID-19 Shots on Goal DIAGNOSTICS LIFE SCIENCE For Tests to check for For Tests to check for SARS-CoV-2 Virus SARS-CoV-2 Antibodies Spike proteins Nucleocapsid ® Revogene SARS-CoV-2 Rapid Ag Immunoassay Reagent Master Mixes SARS-CoV-2 Antibody Pairs Recombinant Antigens (Working Towards EUA) (CE Marked – Working Towards EUA) 75+ approved assays 10+ approved assays 10+ approved assays Molecular Immunological Molecular Immunological

Growth Drivers Post-COVID Life Science Diagnostics Menu expansion on four platforms Product Innovation Grow share in Leverage fully staffed Performance & Build off new and stronger H. pylori commercial organization Quality second IVD relationships from serology testing to noneGrowth Drivers Post-COVID Life Science Diagnostics Menu expansion on four platforms Product Innovation Grow share in Leverage fully staffed Performance & Build off new and stronger H. pylori commercial organization Quality second IVD relationships from serology testing to none

Diagnostics R&D Pipeline (as of 9/30/2020) Expected FY21 Development Feasibility Clinicals FDA FDA Submissions Liver MBT PMA Breath C. difficile Streptococcus Shiga Toxin C. difficile Campylobacter pneumoniae / Campylobacter Immunoassay Legionella COVID-19 EUA RI Panel COVID-19 EUA Molecular RI Panel GI Panel GI Panel Blood Hemoglobin PediaStat Analyzer Bilirubin Lead ChemistryDiagnostics R&D Pipeline (as of 9/30/2020) Expected FY21 Development Feasibility Clinicals FDA FDA Submissions Liver MBT PMA Breath C. difficile Streptococcus Shiga Toxin C. difficile Campylobacter pneumoniae / Campylobacter Immunoassay Legionella COVID-19 EUA RI Panel COVID-19 EUA Molecular RI Panel GI Panel GI Panel Blood Hemoglobin PediaStat Analyzer Bilirubin Lead Chemistry

Contact: mbi@meridianbioscience.comContact: mbi@meridianbioscience.com